Exhibit 99.1

1 Investor Update Fourth Quarter 2008 and Fiscal 2008 Earnings Conference Call March 4, 2009 NASDAQ: HTCO

2 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. Forward Looking Statement 4Q08 Earnings | 3.04.09 | HTCO

3 Agenda John Finke President and Chief Executive Officer David Christensen Senior Vice President and Chief Financial Officer 4Q08 Earnings | 3.04.09 | HTCO

4 Fourth Quarter 2008 Highlights Net Income Increased, Debt Reduced, Shares Repurchased Total company revenue of $37.7 M Net Income totaled $1.7 M or $0.13 per diluted share Enventis Sector services revenue increased: 68% for network services; 19% for transport services Telecom Sector broadband revenue grew 20% totaling $2.9 M Debt reduced $4.4 M in 4Q, totaling $127 M as of Dec. 31, 2008 4Q dividend declared of $0.13 per share, +8% from 3Q dividend Company purchased 393,000 shares of its common stock for $2.4 M – HickoryTech has 12,992,000 shares outstanding at YE ‘08 4Q08 Earnings | 3.04.09 | HTCO

5 Fiscal 2008 Results Fiscal 2008 total company revenue of $153.2 M (down 2% compared to 2007 fiscal revenue of $156.6 M) Net Income totaled $8 M or $0.61 per diluted share (down 7% compared to 2007 net income of $8.6 M) Operating Income totaled $20.2 M (down 13% compared to 2007 net income of $23.2 M) Telecom Sector revenue totaled $73.2 M (down 5% compared to 2007 revenue) Enventis Sector revenue totaled $80 M (even with 2007 revenue) Note: 2007 revenue included $1.9 M non-recurring settlement revenue (Network Access). 4Q08 Earnings | 3.04.09 | HTCO

6 Total Company Results Excluding the one-time $1.9 million carrier settlement of 2007, the 2008 net income increase would be $.6 million or +7%. 4Q08 net income includes a $0.4 million adjustment (reduction) of income tax expense, which added to net income. 4Q08 Earnings | 3.04.09 | HTCO 2008 2007 % Change 2008 2007 % Change Revenue Telecom Sector 18.2 $ 18.7 $ -3% 73.2 $ 76.8 $ -5% Enventis Sector 19.5 19.6 0% 80.0 79.8 0% Total 37.7 $ 38.3 $ -2% 153.2 $ 156.6 $ -2% Cost of Sales 7.8 $ 9.8 $ -21% 37.4 $ 45.3 $ -18% Other Costs & Expenses 25.8 23.6 9% 95.6 88.1 8% Total Expense 33.6 $ 33.4 $ 1% 133.0 $ 133.4 $ 0% Operating Income 4.1 $ 4.9 $ -16% 20.2 $ 23.2 $ -13% Net Income 1.7 $ 1.5 $ 10% 8.0 $ 8.6 $ -7% EPS - Diluted - Continuing Ops 0.13 $ 0.12 $ 8% 0.61 $ 0.65 $ -6% (Dollars In Millions) For Year Ended December 31 Three months ended December 31

7 Revenue by Business Sector Strategic diversification, growing Enventis Sector 2008 Fiscal Revenue $153.2M 2007 Fiscal Revenue $156.6M 2006 Fiscal Revenue $132.9M 4Q08 Earnings | 3.04.09 | HTCO Telecom $73.2M 48% Enventis $80 M 52% Telecom $74.9M 56% Enventis $58.0M 44% Telecom $76.8M 49% Enventis $79.8M 51%

8 Revenue Diversification Strong focus on recurring revenues and diversification Majority of revenue is recurring services with the exception of ENS Equipment (28% of 2008 revenue). 4Q08 Earnings | 3.04.09 | HTCO Telecom Network Access 17% Telecom Local Service 11% Telecom Broadband 7% Telecom Other 13% ENS Equipment 28% ENS Services 8% ETS Services 16%

9 Telecom Sector Results Numbers prior to inter-segment eliminations. Excluding the one-time $1.9 million carrier settlement recorded in 2Q-07, Telecom Access revenue would have decreased $3.1 million or 11% in 2008, as compared to 2007. 4Q08 Earnings | 3.04.09 | HTCO (Dollars In Millions) 2008 2007 % Change 2008 2007 % Change Revenue Access 6.3 $ 7.1 $ -10% 25.9 $ 30.9 $ -16% Broadband 2.9 2.4 20% 11.0 9.2 20% Other Telecom 9.1 9.3 -3% 36.9 37.2 -1% Total Revenues 18.3 $ 18.8 $ -3% 73.8 $ 77.3 $ -4% Costs and Operating Expenses 11.2 $ 11.4 $ -3% 44.7 $ 44.3 $ 1% Depreciation and Amortization 4.1 3.9 6% 16.1 15.2 6% Total Expense 15.3 $ 15.3 $ -1% 60.8 $ 59.5 $ 2% Operating Income 3.0 $ 3.5 $ -12% 13.0 $ 17.8 $ -27% Net Income 2.3 $ 1.9 $ 18% 8.1 $ 10.5 $ -23% Capital Expenditures 3.0 $ 4.2 $ -28% 11.1 $ 11.5 $ -3% Three Months ended December 31 For Year Ended December 31

10 Network Access Revenue *2Q-2007 network access revenue includes $1.9 million IXC settlement. Interstate rate decrease effective in 3Q-2007. *IXC Settlement 4Q08 Earnings | 3.04.09 | HTCO

11 Enventis Sector Results Numbers prior to inter-segment eliminations. 4Q08 Earnings | 3.04.09 | HTCO 2008 2007 % Change 2008 2007 % Change Revenue ENS equipment 8.9 $ 11.7 $ -24% 43.5 $ 51.0 $ -15% ENS services 4.1 2.4 68% 12.4 8.3 49% ETS services 6.6 5.6 18% 24.6 20.9 18% Total Revenue 19.6 $ 19.7 $ 0% 80.5 $ 80.2 $ 0% Costs of Sales 7.8 $ 9.8 $ -21% 37.4 $ 45.3 $ -18% Other Costs & Operating Expenses 9.5 6.7 42% 31.7 24.2 31% Depreciation and Amortization 1.2 1.0 17% 4.4 3.8 18% Total Expense 18.5 $ 17.5 $ 6% 73.5 $ 73.3 $ 0% Operating Income 1.1 $ 2.2 $ -48% 7.0 $ 6.9 $ 2% 0.9 $ 1.2 $ -26% 4.4 $ 4.1 $ 7% Capital Expenditures 2.1 $ 1.9 $ 10% 6.4 $ 5.9 $ 8% For Year Ended December 31 Net Income (Dollars In Millions) Three Months ended December 31

12 Enventis Product Line Results 4Q08 Earnings | 3.04.09 | HTCO (Dollars in Millions) 2008 2007 2008 2007 2008 2007 2008 2007 Revenues before intersegment eliminations: Equipment 8.9 $ 11.7 $ - $ - $ 43.5 $ 51.0 $ - $ - $ Services 4.1 2.4 6.5 5.4 12.4 8.3 24.1 20.5 Intersegment - - 0.1 0.2 - - 0.5 0.4 Total Revenue 13.0 $ 14.1 $ 6.6 $ 5.6 $ 55.9 $ 59.3 $ 24.6 $ 20.9 $ Cost of sales 7.8 $ 9.7 $ - $ 0.1 $ 37.3 $ 45.0 $ 0.1 $ 0.3 $ Cost of services (excluding depreciation and amortization) 3.4 1.3 3.4 3.0 10.1 4.5 11.8 10.2 Selling, general and administrative expenses, (excluding depreciation and amortization) 1.4 1.4 1.3 1.0 5.3 5.1 4.5 4.4 Depreciation and amortization 0.1 0.1 1.1 0.9 0.5 0.5 3.9 3.3 Total Expenses 12.7 12.5 $ 5.8 $ 5.0 $ 53.2 $ 55.1 $ 20.3 $ 18.2 $ Operating income 0.3 $ 1.6 $ 0.8 $ 0.6 $ 2.7 $ 4.2 $ 4.3 $ 2.7 $ Net income 0.3 $ 0.9 $ 0.6 $ 0.3 $ 1.7 $ 2.5 $ 2.7 $ 1.6 $ Capital expenditures - $ 0.1 $ 2.1 $ 1.8 $ 0.5 $ 0.6 $ 5.9 $ 5.3 $ Numbers prior to inter-segment eliminations Services (ENS) Services (ETS) Services (ENS) Services (ETS) Three Months Ended December 31 For Year Ended December 31 Enterprise Network Enventis Transport Enterprise Network Enventis Transport

13 Enventis Revenue Equipment Revenue is more variable than services revenue 4Q08 Earnings | 3.04.09 | HTCO $ - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 1Q-06 2Q-06 3Q-06 4Q-06 1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 ENS Equipment ENS Services ETS Services

14 2008 Dividend Summary Solid results, Dividend increased 4Q dividend paid of $0.13 per share (8% increase from previous quarter dividend of $0.12 per share) Dividend payments range between 40% to 60% of Free Cash Flow Free Cash Flow calculation: Dividend as a proportion of annual EBITDA 4Q08 Earnings | 3.04.09 | HTCO EBITDA (CAPEX) (Interest) (Cash Taxes) Free Cash Flow

15 Free Cash Flow: 2008 Illustration Free Cash Flow Payout Ratio: 44% of $14.7M (Dollars in Millions) 4Q08 Earnings | 3.04.09 | HTCO

16 Reconciliation of Operating Income to EBITDA Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. Note: Excluding the one-time $1.9 million carrier settlement in 2Q-2007, 2008 Operating Income would have decreased $1.1 million or 5%, and EBITDA would have increased $0.5 million or 1%. 4Q08 Earnings | 3.04.09 | HTCO (Dollars In Millions) Three Months ended December 31 For Year ended December 31 Q4-08 Q4-07 $ Change 2008 2007 $ Change Operating Income $ 4.1 $ 4.9 $ (0.8) $ 20.2 $ 23.2 $ (3.0) Add: Depreciation 5.1 4.6 0.5 19.5 17.8 1.7 Amortization of Intangibles 0.3 0.3 - 1.1 1.2 (0.1) EBITDA $ 9.5 $ 9.8 $ (0.3) $ 40.8 $ 42.2 $ (1.4)

17 2009 Fiscal Guidance Revenue may range from $153M to $159M Net Income may range from $7M to $7.8M CAPEX may range from $17M to $19M Debt Balance of Dec. 31, 2009 may be at $124M to $127M Guidance provided in Fourth Quarter Earnings release on March 3, 2009. 4Q08 Earnings | 3.04.09 | HTCO

18 Summary Stable Results, Solid Balance Sheet, Attractive Yields Growth in Enventis recurring services Investing in organic growth to support B2B and broadband focus Reduction in debt, dividend increase, shares repurchased High level of recurring annuity revenue 4Q08 Earnings | 3.04.09 | HTCO

19 HickoryTech Service Area 2,400 fiber optic miles